APPLICANT'S ACCT. NO.              85361427                  [SEAL APPEARS HERE]
                           --------------------------
DSCB:BCL--204 (Rev. 8-72)     (Line for numbering)

Filing Fee $75            COMMONWEALTH OF PENNSYLVANIA
ALB-7                          DEPARTMENT OF STATE
                               CORPORATION BUREAU
Articles of
Incorporation--
Domestic Business Corporation.                           (Box for Certification)

         In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.       The name of the corporation is:

                  Genesis Health Ventures of Agawam, Inc.

2. The location and post office address of the initial registered office of the corporation in this Common wealth is:

                           148 State Street, Suite 100
--------------------------------------------------------------------------------
                  (NUMBER)                                    (STREET)

                   Kennett Square                Pennsylvania     19348    (15)
--------------------------------------------------------------------------------
                  (CITY)                                        (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

         To have unlimited power to engage in or do any lawful act concerning any or all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended and to own and operate nursing and convalescent centers.

4.       The term for which the corporation is to exist is:  perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

         The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each su ch shares is One Dollar ($1.00) amounting in the aggregate to One Thousand Dollars ($1,000.00)

6. The name(s) and post office address(es) of each incorporation(s) and the number and class of shares subscribed by such incorporations; is (are):

    NAME                      ADDRESS                 NUMBER AND CLASS OF SHARES
                (including street and number if any)

Robin W. Fisher     1200 Four Penn Center Plaza                   1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



     IN TESTIMONY WHEREOF, the incorporation has (have) signed and sealed these Articles of Incorporation this 2nd day of May 1985

_____________________________(SEAL)  ____________________________________(SEAL)

                                     ____________________________________(SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM:

         A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 33 relating to business corporations generally. These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

         B. One more corporations or natural persons of full age may incorporate a business corporation.

         C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 etc.

         D.       The following shall accompany this form:

                  1) Three copies of Form DSCB:BCL - 206 Registry Statement Domestic or Foreign Business Corporation.

                  2) Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 Consent to Use of Similar Name).

                  3)       Any necessary governmental approvals.

         E. BCL Section 205 15 pa 5, Section 1205, requires that the incorporators shall advertise their intention to FILE or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                         [CERTIFICATE OF INCORPORATION]

                   Office of the Secretary of the Commonwealth
               To All to Whom These Presents Shall Come, Greeting.

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                     GENESIS HEALTH VENTURES OF AGAWAM, INC.

Therefore, Know We, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                           Given    under my Hand and the Great Seal of the
                                    Commonwealth, at the City of Harrisburg this
     [GRAPHIC APPEARS HERE]         Xth day of May in the year of our Lord one
                                    thousand nine hundred and eighty five and of the Commonwealth the two hundred month

                                                William R. Davis
                                    --------------------------------------------
                                          Secretary of the Commonwealth



         XXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXX
         PHILADELPHIA, PA 19101

APPLICANT'S ACCT. NO.              9005 523                 [SEAL APPEARS HERE]
                           --------------------------
XXXXXXX (Rev. X-XX)           (Line for numbering)
Filing Fee: XXXXXXX
for each party corporation
in XXXXXX of two
XXXXXX                     COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
Articles of Merger--           CORPORATION BUREAU
Business Corporation                                     (Box for Certification)


--------------------------------------------------------------------------------

         In compliance with the requirements of section XXX of the Business Corporation Law, act of May X, 1933 (P.L. XXX)(15 P.S. Section 1204) the undersigned XXXXXXXXXXXXXXXXXXXXXXXX to effect a XXXXXXXXX, hereby certify that:

1.       The name of the corporation surviving the merger is:

             Genesis Health Ventures of Agawam, Inc.

2.       (Check and complete one of the following):

         [X] The surviving corporation is a domestic corporation and the location of the registered office in this Commonwealth in the Department of the XXX is hereby authorized to correct the following statement to conform to the records of the Department):

           148 West State Street, Suite 100
--------------------------------------------------------------------------------
           (NUMBER)                                                 (STREET)

           Kennett Square                       Pennsylvania      19348
--------------------------------------------------------------------------------
           (CITY)                                                   (ZIP CODE)

         [ ] The surviving corporation is a foreign corporation incorporated under the laws of __________________________________________ and the location of
                             (NAME OF LOCATION)
its office registered with such XXXXXXXXXXXXX jurisdiction is:

--------------------------------------------------------------------------------
          (NUMBER)                                                 (STREET)

--------------------------------------------------------------------------------
           (CITY)                   (STATE)                       (ZIP CODE)

3. The name and the location of the registered office of such other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Genesis Health Ventures of Willamansette, Inc.      868602 - 002
148 West State Street, Suite 100
Kennett Square, PA 19348

Genesis Health Ventures of Springfield, Inc.        885479 - 003
148 West State Street, Suite 100
Kennett Square, PA 19348

4.       (Check, and if appropriate XXXXXXXXXX):

         [X] The plan of merger shall be effective XXX Articles of Merger in the Department of State.

         [ ] The plan of merger shall be effective on ___________ at ___________
                                                       (XXXXXXX)      (XXXXXX)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    NAME OF CORPORATION                                 MANNER OF ADOPTION
--------------------------------------------------------------------------------
Genesis Health Ventures of               Approved by a comment in writing,
  Agawam, Inc.                           setting forth the action so taken,
                                         signed by the Chairman of the Sole
                                         Shareholder and filed with the
                                         Secretary of the Corporation.

Genesis Health Ventures of
  Willamansette, Inc.                    Same as above

Genesis Health Ventures of
  Springfield, Inc.                      Same as above


7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

         IN TESTIMONY WHEREAS, each undersigned corporation has ceased these Articles of Merger to be signed by a duly authorized office and its XXX and, duly attested by another such officer, to be hereunto affected this 13th day of February 1990.

Attest:                             GENESIS HEALTH VENTURES OF AGAWAM, INC.

/s/ Diana B. Barry                  By: /s/ Michael R. Walker
-----------------------------           ----------------------------------------
Diana B. Barry, Secretary               Michael R. Walker, Chairman
(CORPORATE SEAL)

Attest:                            GENESIS HEALTH VENTURES OF WILLAMANSETTE, INC

/s/ Diana B. Barry                  By: /s/ Michael R. Walker
-----------------------------           ----------------------------------------
Diana B. Barry, Secretary               Michael R. Walker, Chairman
(CORPORATE SEAL)

Attest:                             GENESIS HEALTH VENTURES OF SPRINGFIELD, INC.

/s/ Diana B. Barry                  By: /s/ Michael R. Walker
-----------------------------           ----------------------------------------
Diana B. Barry, Secretary               Michael R. Walker, Chairman
(CORPORATE SEAL)

                                   EXHIBIT "A"
                                   -----------

                          AGREEMENT AND PLAN OF MERGER
                                      AMONG

                     GENESIS HEALTH VENTURES OF AGAWAM, INC.
                  GENESIS HEALTH VENTURES OF SPRINGFIELD, INC.
                                       AND
                 GENESIS HEALTH VENTURES OF WILLAMANSETTE, INC.
                 ----------------------------------------------


         This Agreement and Plan of Merger ("Agreement"), dated February 13, 1990 by and among GENESIS HEALTH VENTURES OF AGAWAM, INC., a Pennsylvania corporation ("Agawan"), GENESIS HEALTH VENTURES OF SPRINGFIELD, INC., a Pennsylvania corporation ("Springfield") and GENESIS HEALTH VENTURES OF WILLAMANSETTE, INC., a Pennsylvania corporation ("Willamansette").

         The Boards of Directors of Agawan, Springfield and Willamansette have deemed it to be desirable and in the best interests of their respective corporations and shareholders that the properties, business, assets and liabilities of both parties be combined into one surviving corporation which shall be known as Genesis Health Ventures of Massachusetts, Inc. in accordance with the provision of this Agreement and subject to applicable law.

         NOW, THEREFORE, in consideration of the mutual agreements and promises herein contained, the parties, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

         Springfield and Willamansette shall merge with and into Agawam pursuant to applicable law on the terms hereinafter stated and Agawam shall be the surviving corporation, to be known as Genesis Health Ventures of Massachusetts, Inc. Upon the effective date of the merger and thereafter, Springfield and Willamansette shall cease to exist and their respective properties, business, assets and liabilities shall become the properties, business, assets and liabilities of Agawan as surviving corporation, and Agawan shall continue to exist as a domestic corporation under the laws of the Commonwealth of Pennsylvania, with all rights and obligations of a surviving domestic corporation as are provided by the Pennsylvania Business Corporation Law of XXXX and especially Section 1929 thereof.

                                   ARTICLE II

         The Articles of Incorporation and the Bylaws of Agawan in force at the effective date of the merger shall not be altered or amended by reason of the merger and shall be and remain the Articles of Incorporation and Bylaws after the merger, except that on the effective date of the merger the Articles of Incorporation of Agawan shall be and hereby are amended to change the name of the surviving corporation to Genesis Health Ventures of Massachusetts, Inc. until and unless otherwise amended or modified.

                                   ARTICLE III

         The directors and respective officers of Agawan in office at the effective date of the merger shall not be changed by reason of the merger and shall be and remain the directors and respective officers after the merger until the end of the respective terms for which they were elected, subject to removal, resignation or such other change as may otherwise occur.

                                   ARTICLE IV

         The manner of and basis for converting the outstanding shares of capital stock of Springfield and Willamansette into shares of capital stock of Agawan, and the mode for carrying into effect the merger contemplated hereby, shall be that, upon the effective date of the merger, all shares of capital stock of Springfield and Willamansette shall be cancelled and nothing shall be issued in exchange therefor. None of the shares of common stock of Agawan issued and outstanding at the effective date of the merger shall be converted or exchanged as a result of the merger, but all of such shares shall remain authorized, issued and outstanding shares of common stock of Agawan as the surviving corporation, with such rights as presently exist.

                                    ARTICLE V

         The President of each corporation shall, and is hereby authorized and directed, before and after the effective date of the merger, to perform all such further acts, and execute any and all agreements, papers and documents arising from, in connection with or relating to, the merger contemplated by this Agreement as he shall in his sole discretion deem advisable, and to deliver the same.

                                   ARTICLE VI

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                   ARTICLE VII

         This Agreement shall be deemed effective as of February 13, 1990.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed the day and year first above written.

Attest:                                         GENESIS HEALTH VENTURES OF
                                                AGAWAM, INC.

By: /s/ Dianna B. Barry                         By: /s/ Michael. R. Walker
    --------------------------                      ---------------------------
    Dianna B. Barry, Secretary                      Michael R. Walker, Chairman

Attest:                                         GENESIS HEALTH VENTURES OF
                                                SPRINGFIELD, INC.

By: /s/ Dianna B. Barry                         By: /s/ Michael. R. Walker
    --------------------------                      ---------------------------
    Dianna B. Barry, Secretary                      Michael R. Walker, Chairman

Attest:                                         GENESIS HEALTH VENTURES OF
                                                WILLAMANSETTE, INC.

By: /s/ Dianna B. Barry                         By: /s/ Michael. R. Walker
    --------------------------                      ---------------------------
    Dianna B. Barry, Secretary                      Michael R. Walker, Chairman


CLIENTS\NNN

                         CONSENT TO USE OF SIMILAR NAME


         Pursuant to 19 Pa. Code Section 17.3 (relating to use of a confusingly similar name) the undersigned association, XX to consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1.       The name of the association executing this Consent to Use of Similar
         Name is:

               Genesis Eldercare Network Services, Inc.

2. The (a) address of this association's current registered office in this Commonwealth or (c) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

         (a)  121 East State Street     Kennett Square     PA    19348  Chester
             -------------------------------------------------------------------
             Number and Street              City         State    Zip   County

         (b) c/c:
                  --------------------------------------------------------------
              Name of Commercial Registered Office Provider             County

         For an association represented by a commercial registered office provider, the county in (c) shall be deemed the county in which the association is issued for venue and official publication purposes.

3.       The date of its incorporation or other organization is:  2/26/79

4.       The statute under which it was incorporated or otherwise organized is:

         Act of May 5, 1933, PL 364 as amended

5. The association(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

                  Genesis Eldercare Network Services of Massachusetts, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. A check in this box: __ indicates that the association executing this Consent to Use of Similar Name is the parent or XXXX affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 PL Code Section 17.3(C)(6)):
                                                        ------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 24th day of November 1999.

                                        Genesis Eldercare Network Services, Inc.
                                        ----------------------------------------

                                         By:      [signature illegible]
                                             -----------------------------------
                                                        (Signature)

                                         TITLE:       Vice President
                                                --------------------------------

                                                             [SEAL APPEARS HERE]

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

In compliance with the requirements of 15 Pa.C.S Section 1306 (relating to Articles of Incorporation), the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.       The name of the corporation is:

                  GENESIS ELDERCARE NETWORK SERVICES OF MASSACHUSETTS, INC.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

                              101 East State Street
                            Kennett Square, PA 19348

3. The corporation is formed under the provisions of the 1988 Pennsylvania Business Corporation Law.

4. These Articles of Incorporation may be amended in the manner at the time prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

5. The aggregate number of shares which the corporation shall have authority to issue is: 1,000 shares of common stock having a par value of $.01 per share.

6. The shareholders of the corporation shall not be entitled to cumulate their votes for the election of directors.

7. The name and post office address of the incorporator is Anthony DiSanto, 225 South Street, Harrisburg, PA 17101.

IN TESTIMONY WHEREOF, the incorporator has signed and sealed these Articles of Incorporation on the 25th day of November, 1998.


                                                   /s/ Anthony  DiSanto
                                              -------------------------------
                                                   Anthony  DiSanto